Fellow Shareholders:

  The economy continues to exhibit remarkable growth with low inflation even after several years of strong performance. With inflation last year at 3.3 percent and the fourth-quarter 1996 GDP running at an annual rate of 4.7 percent, and the prospects good for continuing stability, many analysts see little cause for worry about the stock market.

  The Dow Jones industrial average (DJIA) has surpassed the level of 7,000, or about 6,000 points higher than the level of 1,000 in 1982, only 15 years ago. When you consider that the DJIA level was approximately 1,000 in 1966, the spectacular rise of this index in the past 15 years stands out in contrast with the flatness of the prior period. This upward movement of stock prices is strongly correlated to the extensive transformation of the national economy from technological discovery and accompanying increased output that we have experienced in recent years, a phenomenon which I disclosed to you a year ago.

  Looking ahead, we believe that there will be growth in 1997, but not at the level achieved in 1996. Some economists are predicting the following in 1997: retail sales increasing by 5% or less; fewer new vehicles in 1997 than in 1996; lower housing starts and building permits; slowing of inventory buildup; and lower exports. Despite these expectations, performance in 1997 should be reasonably good and the Fund will continue to participate in stocks of high quality companies.




                                        Sincerely,


                                        /s/ CHARLES W. STEADMAN


                                        Charles W. Steadman
                                        Chairman of the Board of
                                          Trustees and President

                        STEADMAN AMERICAN INDUSTRY FUND
                           Portfolio of Investments
                               December 31, 1996
                                  (Unaudited)

                                                                                               Value
                                                                             Shares           (Note 1)
                                                                            --------       -----------
   COMMON STOCKS -- 100%

Semiconductors -- 49.9%
  Intel Corp. Warrants (a)...........................................         6,000        $   553,500
                                                                                           -----------
                                                 Total Semiconductors                          553,500
                                                                                           -----------
Computer Systems Design -- 17.2%
  Sun Microsystems (a)...............................................         4,000            102,750
  Oracle Corporation.................................................         2,100             87,675
                                                                                           -----------
                                        Total Computer Systems Design                          190,425
                                                                                           -----------
Computer Peripherals -- 11.5%
  Cisco Systems (a)..................................................         2,000            127,250
                                                                                           -----------
                                           Total Computer Peripherals                          127,250
                                                                                           -----------
Telecom Services -- 8.5%
  Champion Technology Holding LTD....................................       100,000             95,000
                                                                                           -----------
                                               Total Telecom Services                           95,000
                                                                                           -----------
Computer Storage Equipment -- 7.1%
  Seagate Technology (a).............................................         2,000             79,000
                                                                                           -----------
                                     Total Computer Storage Equipment                           79,000
                                                                                           -----------
Pharmaceutical -- 5.8%
  Regeneron Pharmaceuticals (a)......................................         4,000             64,500
                                                                                           -----------
                                                 Total Pharmaceutical                           64,500
                                                                                           -----------

                                                                                           -----------

  Total Portfolio of Investments (Cost $757,530)                                           $ 1,109,675
                                                                                           ===========

(a) Non-income producing security


    The accompanying notes are an integral part of the financial statements.

                        STEADMAN AMERICAN INDUSTRY FUND
                      Statement of Assets and Liabilities
                               December 31, 1996
                                  (Unaudited)



Assets:
    Investments at value (Cost $757,530) (Note 1).......................................      $   1,109,675
    Receivable for securities sold......................................................              4,139
    Interest receivable.................................................................                 27
    Cash and cash equivalents (Note 1)..................................................             29,459
                                                                                              -------------
       Total assets.....................................................................          1,143,300
                                                                                              -------------

Liabilities:
    Accounts payable and accrued expenses...............................................             15,637
    Investment advisory and service fees payable (Note 4)...............................             13,409
    Other payable to affiliate (Note 4).................................................              5,167
    Payable for Trust shares redeemed...................................................                  9
                                                                                              -------------
       Total liabilities................................................................             34,222
                                                                                              -------------

Net Assets..............................................................................      $   1,109,078
                                                                                              -------------

Net assets consist of:
    Accumulated net investment loss.....................................................      $  (4,072,731)
    Unrealized appreciation of investments..............................................            352,145
    Accumulated net realized losses plus distributions from realized gains..............         (1,014,183)
    Capital paid in less distributions since inception..................................          5,843,847
                                                                                              -------------
                                                                                              $   1,109,078
                                                                                              =============

Net asset value, offering price and redemption price per share
    ($1,109,078 divided by 1,367,094 shares of no par value trust shares)...............      $         .81
                                                                                              =============



    The accompanying notes are an integral part of the financial statements.

                        STEADMAN AMERICAN INDUSTRY FUND
                            Statement of Operations
                           for the six months ended
                               December 31, 1996
                                  (Unaudited)


Investment Income:
    Dividends.........................................................       $     737
    Interest..........................................................           2,097
                                                                             ---------
        Total income..................................................                      $   2,834
                                                                                            ---------
Expenses:
    Shareholder servicing fee (Note 4)................................          74,924
    Salaries and employee benefits (Note 4)...........................          26,349
    Professional fees.................................................          32,074
    Reports to shareholders...........................................           6,288
    Investment advisory fee (Note 4)..................................           5,084
    Rent..............................................................           3,641
    Trustees' fees and expenses (Note 4)..............................           2,862
    Computer services.................................................           1,933
    Miscellaneous.....................................................           1,930
    Custodian fees....................................................           1,469
                                                                             ---------
     Total expenses...................................................                        156,554
                                                                                            ---------

    Net investment loss...............................................                       (153,720)
                                                                                            ---------

Realized and Unrealized Gain (Loss) on Investments  (Notes 1 and 3):
    Net realized loss from investment transactions....................                        (54,054)
    Change in unrealized appreciation/depreciation of investments.....                        333,066
                                                                                            ---------
    Net gain on investments...........................................                        279,012
                                                                                            ---------
    Net increase in net assets resulting from operations..............                      $ 125,292
                                                                                            =========



   The accompanying notes are an integral part of the financial statements.

                        STEADMAN AMERICAN INDUSTRY FUND
                      Statements of Changes in Net Assets


                                                                For the 6 months                     For the period
                                                                     ended         For the year     February 1, 1995
                                                                  December 31,     ended June 30,   through June 30,
                                                                    1996/(1)/           1996              1995*
                                                                ----------------   --------------   ----------------
Decrease in net assets from operations:
  Net investment loss...........................................   $ (153,720)       $ (294,205)       $ (131,469)
  Net realized gain (loss) from investment transactions.........      (54,054)           73,821           (69,865)
  Change in unrealized appreciation/depreciation................      333,066           (10,496)           91,916
                                                                   ----------        ----------        ----------
     Net Increase (decrease) in net assets resulting
       from operations..........................................      125,292          (230,880)         (109,418)

Decrease in net assets from trust share transactions (Note 2)...      (24,022)         (102,199)          (22,155)
                                                                   ----------        ----------        ----------
     Increase (decrease) in net assets..........................      101,270          (333,079)         (131,573)

Net assets at beginning of period...............................    1,007,808         1,340,887         1,472,460
                                                                   ----------        ----------        ----------

Net assets at end of period, including accumulated net
     investment loss of $4,072,731, $3,918,641
     and $3,624,436 respectively................................   $1,109,078        $1,007,808        $1,340,887
                                                                   ==========        ==========        ==========

(1) Unaudited
* The Fund's fiscal year-end was changed to June 30.



    The accompanying notes are an integral part of the financial statements.

                        STEADMAN AMERICAN INDUSTRY FUND

                             Financial Highlights

                                              For the 6 months    For the year   For the period
                                                    ended            ended      February 1, 1995    For the years ended January 31
                                           December 31, 1996/(1)/   June 30      through June 30
                                           ---------------------  ------------  ----------------  ---------------------------------
                                                  1996               1996            1995*         1995     1994     1993     1992
                                                 ------             ------          -------       ------   ------   ------   ------
Per Share Operating Performance:
  Net asset value, beginning of period........    $.72               $.88            $.96         $1.65    $1.50    $1.54    $1.59
                                                 ------             ------          -------       ------   ------   ------   ------
  Net investment loss.........................    (.11)              (.41)           (.12)         (.26)    (.24)    (.19)    (.20)
      Net realized and unrealized
      gain (loss) on investments..............     .20                .25             .04          (.43)     .39      .15      .15
                                                 ------             ------          -------       ------   ------   ------   ------
      Total from investment operations........     .09               (.16)           (.08)         (.69)     .15     (.04)    (.05)
                                                 ------             ------          -------       ------   ------   ------   ------
  Net asset value, end of period..............    $.81               $.72            $.88          $.96    $1.65    $1.50    $1.54
                                                 ======             ======          =======       ======   ======   ======   ======

Ratios/Supplemental Data:
  Total return................................   25.00%**         (18.48)%        (20.01)%**    (41.82)%   10.00%   (2.60)%  (3.14)%
  Ratio of expenses to average net
      assets..................................   30.40%**           24.61%          24.62%**      17.69%   12.66%    14.83%   15.13%
  Ratio of net investment loss to average
      net assets.............................. (29.85)%**         (24.10)%        (22.86)%**    (15.63)% (11.40)%  (13.52)% (13.13)%
  Portfolio turnover rate.....................     220%**             339%            617%**        289%     134%      221%     460%
  Net assets, end of period (in thousands)....   $1,109             $1,008          $1,341        $1,472   $2,627    $2,496   $2,648

(1) Unaudited
*The Fund's fiscal year-end was changed to June 30.
** Annualized


  The accompanying notes are an integral part of the financial statements.

                        STEADMAN AMERICAN INDUSTRY FUND


Notes to Financial Statements

1. Significant accounting policies
   Steadman American Industry Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. During 1995, the Fund changed its fiscal year end from January 31 to June 30.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Cash and cash equivalents
   Management defines cash equivalents as investments that mature in three months or less. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

Security valuation
   Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked price.

Security transactions and investment income
   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Income taxes
   The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

                        STEADMAN AMERICAN INDUSTRY FUND

2. Trust shares
   The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                     For the 6 months               For the year       For the period February 1, 1995
                                  ended December 31, 1996       ended June 30, 1996        through June 30, 1995
                                  -----------------------       -------------------        ---------------------
                                     Shares     Amount          Shares       Amount         Shares      Amount
                                     ------     ------          ------       ------         ------      ------
   Shares sold................       -- 0 --    $ -- 0 --       -- 0 --     $ -- 0 --       -- 0--     $ -- 0--
   Shares redeemed............      (31,395)     (21,981)      (117,686)     (102,199)     (24,096)     (22,155)
                                    --------    ---------      ---------     ---------     --------    ---------
     Net decrease.............      (31,395)    $(21,981)      (117,686)    $(102,199)     (24,096)    $(22,155)
                                                =========                   ==========                 =========
   Shares outstanding:
       Beginning of period....    1,398,489                   1,516,175                  1,540,271
                                  ---------                   ---------                  ---------
       End of period..........    1,367,094                   1,398,489                  1,516,175
                                  =========                   =========                  =========

3. Purchases and sales of securities
   During the six months ended December 31, 1996, purchases and proceeds from sales of investment securities aggregated $1,095,053 and $1,115,798, respectively.

   Unrealized appreciation of investments aggregated $352,145 of which $399,962 related to gross unrealized appreciation in which market value exceeded tax cost and $47,817 related to gross unrealized depreciation in which tax cost exceeded market value.

4. Investment advisory fee and transactions with affiliates
   Steadman Security Corporation (SSC), the affiliate, has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement, SSC will continue to provide the same services it provided under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such service was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund.
   Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

STEADMAN AMERICAN
INDUSTRY FUND
1730 K Street, N.W.
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington D.C. area

Transfer Agent
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C. 20006

Custodian
Crestar Bank, N.A.
1445 New York Ave., N.W.
Washington, D.C. 20005

Independent Accountants
Coopers & Lybrand L.L.P.
1900 K Street, N.W.
Washington D.C. 20006

For more information about
Steadman American Industry Fund,
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area


                                   STEADMAN
                                   AMERICAN
                                   INDUSTRY
                                       FUND





                                  SEMI-ANNUAL
                                    REPORT
                               December 31, 1996




                        A Steadman NO-LOAD Mutual Fund




             [LOGO OF STEADMAN SECURITY CORPORATION APPEARS HERE]